FOR IMMEDIATE RELEASE	Exhibit 99.1
Contact:
Doug Morris
Gavin Anderson & Co.
Tel: 212-515-1964
TOWER AUTOMOTIVE TO RELOCATE PRODUCTION OF
FORD RANGER FRAME ASSEMBLIES
NOVI, Michigan — October 5, 2005 — Tower Automotive (OTC BB: TWRAQ) today announced that it will relocate production of Ford Ranger frame assemblies from its Milwaukee, Wisconsin facility to its facility in Bellevue, Ohio. The Company said that the operational consolidation is a part of its efforts to improve operational efficiency and reduce costs. The Company expects no interruption in product shipment to Ford Motor Company due to the consolidation.
Bill Pumphrey, Tower Automotive’s President of North American operations, said, “Securing Tower’s future as a leading supplier to the automotive industry is the primary objective of our restructuring. This consolidation of operations is designed to help Tower become a stronger, more cost-competitive company. We recognize that this action affects our colleagues, and we feel deeply for those affected by this action. However, it is a necessary step toward Tower’s successful emergence from Chapter 11.”
Tower expects that the consolidation of its Milwaukee operations into the Bellevue facility will be complete by March 2006, at which point production at the Milwaukee facility will cease. This action will affect approximately 300 colleagues at the Milwaukee facility. As required under the Workers Adjustment and Retraining Notification Act, Tower notified employees in August of the Company’s intention to reduce the workforce. Additionally, Tower has been in contact with the unions that represent its Milwaukee employees regarding this action.

About Tower Automotive
Tower Automotive, Inc. is a global designer and producer of vehicle structural components and assemblies used by every major automotive original equipment manufacturer, including BMW, DaimlerChrysler, Fiat, Ford, GM, Honda, Hyundai/Kia, Nissan, Toyota, Volkswagen and Volvo. Products include body structures and assemblies, lower vehicle frames and structures, chassis modules and systems, and suspension components. Additional company information is available at www.towerautomotive.com.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934 that are subject to risks and uncertainties. You should not place undue reliance on those statements because they only speak as of the date of this press release. Forward-looking statements include information concerning our possible or assumed future results of operations. These statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are based on assumptions that we have made in light of our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you read and consider this press release, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties and assumptions.
Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors include: (i) the degree to which we are leveraged and our ability to generate sufficient cash flow from operations to meet our future liquidity needs; (ii) our reliance on major customers and selected vehicle platforms; (iii) the cyclicality and seasonality of the automotive market; (iv) our ability to obtain new business on new and redesigned models; (v) our ability to achieve the anticipated volume of production from new and planned supply programs; (vi) general economic or business conditions affecting the automotive industry (which is dependent on consumer spending), either nationally or regionally, being less favorable than expected; (vii) increased competition in the automotive components supply market; (viii) unforeseen problems associated with international sales, including gains and losses from foreign currency exchange; (ix) changes in general economic conditions in the United States and Europe; and (x) various other factors beyond our control. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligation or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.
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